Other receivables, net (Tables)	12 Months Ended
Jun. 30, 2023
Other receivables, net
Summary of other receivables, net

	June 30,	June 30,
	2023	2022
Receivable for exercised over-allotment option	$—	$686,750
Advances to a third party	118,212	—
Receivable due from buyer of disposed entities	2,582,761	3,029,212
Total other receivables	2,700,973	3,715,962
Less: allowance for doubtful accounts	(2,582,761)	—
Total other receivables, net	$118,212	$3,715,962